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                                                                    EXHIBIT 10.3

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED OR TRANSFERRED, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY (WHICH SHALL BE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY) THAT REGISTRATION UNDER SAID ACT IS NOT REQUIRED.

                                     WARRANT

                      To Purchase Shares of Common Stock of

                            DOV PHARMACEUTICAL, INC.

          THIS IS TO CERTIFY THAT [_______________], or registered assigns (the "HOLDER"), is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from DOV Pharmaceutical, Inc. a Delaware corporation (the "COMPANY"), [________________]shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at a purchase price of $16.00 per share, all on and subject to the terms and conditions hereinafter set forth.

          1. DEFINITIONS. As used in this Warrant, the following terms have the respective meanings set forth below:

          "AFFILIATE" means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder of Warrants, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such holder, and any member or partner of such Holder, will be deemed to be an Affiliate of such Holder.

          "APPRAISED VALUE" means, in respect of any share of Common Stock on any date herein specified, the fair saleable value of such share of Common Stock (determined without giving effect to the discount for a minority interest, but taking into account any lack of liquidity of the Common Stock or to the fact that the Company may have no class of equity registered under the Exchange Act) as of the date specified, based on the value of the Company on a fully-diluted basis, as determined by a nationally recognized investment banking firm selected by the Company's Board of Directors.

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          "BUSINESS DAY" means any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

          "CLOSING DATE" means July 1, 2003.

          "COMMISSION" means the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

          "COMMON STOCK" means (except where the context otherwise indicates) the Common Stock, $0.0001 par value per share, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed or converted, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets on liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.8.

          "CURRENT MARKET PRICE" means, in respect of any share of Common Stock on any date herein specified, if there is not then be a public market for the Common Stock, the Appraised Value per share of Common Stock at such date, or if there is a public market for the Common Stock, the average of the daily market prices for twenty (20) consecutive Trading Days immediately preceding such date. The daily market price for each such Trading Day shall be (i) the last sale price on such day on the principal stock exchange on which such Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or
(v) if there is no such firm, as furnished by any member of the NASD selected mutually by the holder of this Warrant and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by holder of this Warrant and one of which shall be selected by the Company.

          "CURRENT WARRANT PRICE" means, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date. Unless the Current Warrant Price is adjusted pursuant to the terms herein, the initial Current Warrant Price shall be $16.00 per share.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

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          "EXERCISE PERIOD" means the period during which this Warrant is exercisable pursuant to Section 2.1.

          "EXPIRATION DATE" means July 1, 2006.

          "GAAP" means generally accepted accounting principles in the United States of America, consistently applied and as from time to time in effect.

          "NASD" means the National Association of Securities Dealers, Inc., or any successor corporation thereto.

          "PERSON" means any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same is in effect at the time.

          "SECURITIES PURCHASE AGREEMENT" means that certain Securities Purchase Agreement dated as of the date hereof among the Company and the other parties named therein.

          "TRADING DAY" means any day on which the primary market on which shares of Common Stock are listed is open for trading.

          "WARRANTS" means this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

          "WARRANT PRICE" means an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price.

          2.    EXERCISE OF WARRANT.

          2.1. MANNER OF EXERCISE. From and after the Closing Date, and until 5:00 P.M., New York time, on the Expiration Date (the "EXERCISE PERIOD"), the Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

          In order to exercise this Warrant, in whole or in part, the Holder shall deliver to the Company at its principal office or at the office or agency designated by the Company pursuant to Section 12, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the

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Warrant Price as provided herein, and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as EXHIBIT A, duly executed by the Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within ten (10) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the Holder shall request in the notice and shall be registered in the name of the Holder or such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or (if the transfer is permitted hereunder) any other Person so designated to be named therein shall be deemed to have become a Holder of record of such shares for all purposes, as of the date when the notice, together with the payment of the Warrant Price and this Warrant, is received by the Company as described above. If this Warrant is exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the Common Stock issuable upon such partial exercise, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

          Payment of the Warrant Price may be made at the option of the Holder by: (i) certified or official bank check payable to the order of the Company,
(ii) wire transfer to the account of the Company or (iii) the surrender and cancellation of a portion of shares of Common Stock then held by the Holder or credit toward the Warrant Price of a portion of shares of Common Stock otherwise issuable upon such exercise of this Warrant, which shall be valued and credited toward the total Warrant Price due the Company for the exercise of the Warrant based upon the Current Market Price of the Common Stock. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued and, upon payment of the Warrant Price, shall be fully paid and nonassessable and not subject to any preemptive rights.

          2.2. NO FRACTIONAL SHARES. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share that the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise shall be cancelled or, if a portion of the Warrant is exercised, carried forward and taken into account in future exercises, the Company shall pay an amount in cash equal to the Current Market Price per share of Common Stock on the date of exercise multiplied by such fraction.

          2.3. CONTINUED VALIDITY. A Holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a Holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such

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shares to all rights to which it would have been entitled as the Holder under
Sections 10 and 13 of this Warrant.

          3.    TRANSFER, DIVISION AND COMBINATION.

          3.1. TRANSFER. The Warrants and the Common Stock issuable hereunder shall be freely transferable, subject to compliance with all applicable laws, including, but not limited to the Securities Act; provided, however, that a Holder must obtain the prior written consent of the Company in order to transfer Warrants representing the right to purchase less than 100,000 shares of Common Stock. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant or the Common Stock issuable hereunder, this Warrant or such Common Stock, as applicable, shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant or such Common Stock, as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company (it being understood that Wollmuth Maher & Deutsch LLP shall be deemed acceptable counsel) to the effect (i) that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws,
(ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and substantially in the form attached as EXHIBIT C hereto and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act. Notwithstanding the foregoing, no opinion of counsel shall be required with respect to the transfer of this Warrant to an Affiliate of a Holder. Transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 12, together with a written assignment of this Warrant substantially in the form of EXHIBIT B hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws. Following a transfer that complies with the requirements of this Section 3.1, the Warrant may be exercised by a new Holder for the purchase of shares of Common Stock regardless of whether the Company issued or registered a new Warrant on the books of the Company.

          3.2. RESTRICTIVE LEGEND. Each certificate for Common Stock initially issued upon the exercise of this Warrant, and each certificate for Common Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES

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          ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE
          SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS."

          3.3. DIVISION AND COMBINATION; EXPENSES; BOOKS. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with
Section 3.1 as to any transfer that may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants under this Section 3.3. The Company agrees to maintain or to cause to be maintained, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

          4. ADJUSTMENTS. The number of shares of Common Stock for which this Warrant is exercisable, and the Current Warrant Price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give the Holder notice of any event described below that requires an adjustment pursuant to this
Section 4 in accordance with Sections 5.1 and 5.2.

          4.1 STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time while this Warrant is outstanding the Company shall:

                i. declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock,

                ii. subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                iii. combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then:

                (1) the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock

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                      that a record holder of the same number of shares of
                      Common Stock that would have been acquirable under this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination would own or be entitled to receive after such record date or the effective date of such subdivision or combination, as applicable, and

                (2)   the Warrant Price shall be adjusted to equal:

                      (A) the Current Warrant Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision or combination, multiplied by the number of shares of Common Stock into which this Warrant is exercisable immediately prior to the adjustment, DIVIDED BY

                      (B) the number of shares of Common Stock into which this Warrant is exercisable immediately after such adjustment.

Any adjustment made pursuant to clauses (i), (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such dividend, subdivision or combination.

          4.2 CERTAIN LIMITATIONS. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction that, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

          4.3 STOCK TRANSFER TAXES. The issue of stock certificates upon exercise of this Warrant shall be made without charge to the holder for any tax in respect of such issue. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of this Warrant, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          5.    NOTICES TO WARRANT HOLDERS.

          5.1. CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Current Warrant Price, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder of this Warrant, furnish or cause to be furnished to such Holder a like certificate setting forth
(i) such adjustments and readjustments, (ii) the Current Warrant Price at the time in effect and (iii) the number of shares of Common

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Stock and the amount, if any, or other property which at the time would be received upon the exercise of Warrants owned by such Holder.

          5.2.  NOTICE OF CORPORATE ACTION. If at any time:

                (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

                (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give to the Holder (i) sufficient advance written notice of not less than fifteen (15) days of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, sufficient advance written notice of not less than fifteen (15) days of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 15.2.

          5.3. NO RIGHTS AS SHAREHOLDER. This Warrant does not entitle the Holder to any voting or other rights as a shareholder of the Company prior to exercise and payment of the Warrant Price in accordance with the terms hereof.

          6. NO IMPAIRMENT. The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer

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of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will
(a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. Upon the request of the Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to the Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

          7. RESERVATION AND AUTHORIZATION OF COMMON STOCK: REGISTRATION WITH APPROVAL OF ANY GOVERNMENTAL AUTHORITY. From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock that shall be so issuable, shall be duly authorized and when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be validly issued, fully paid and nonassessable. Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action that may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Current Warrant Price. Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof. If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued (other than as a result of a prior or contemplated distribution by the Holder of this Warrant), the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

          8. TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take or cause to be taken such a record, which record will be taken as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

                                        9
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          9.    REGISTRATION RIGHTS. The Common Stock issuable hereunder shall be registered in accordance with the terms and conditions contained in that certain Registration Rights Agreement dated of even date hereof, among the Holder, the Company and the other parties named therein (the "Registration Rights Agreement").

          10. SUPPLYING INFORMATION. Upon any default by the Company of its obligations hereunder, the Company shall cooperate with the Holder in supplying such information as may be reasonably necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Common Stock issuable thereunder.

          11. LOSS OR MUTILATION. Upon receipt by the Company from the Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to the Holder; PROVIDED, HOWEVER, that in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

          12. OFFICE OF THE COMPANY. As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

          13. FILINGS. The Company will file on or before the required date all regular or periodic reports (pursuant to the Exchange Act) with the Commission, unless an extension with regard to any such filing is available and the Company avails itself of such extension and complies with all rules and regulations in respect thereof.

          14. LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock, whether such liability is asserted by the Company or by creditors of the Company.

          15.   MISCELLANEOUS.

          15.1. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure during the Exercise Period to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any third party costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting

                                       10
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any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          15.2. NOTICE GENERALLY. All notices, requests, demands or other communications provided for herein shall be in writing and shall be deemed to have been given the next Business Day after being deposited with a nationally recognized overnight courier such as Federal Express, or when personally delivered, or successfully sent by facsimile transmission as evidenced by a fax machine confirmation report thereof, addressed, as the case may be, to the Holder at the address on the books and records of the Company, with a copy to Wollmuth Maher & Deutsch LLP, 500 Fifth Avenue, New York, New York 10110,
Attention: Mason H. Drake, Facsimile No. (212) 382-0050, if to an OrbiMed Entity; or to the Company, DOV Pharmaceutical, Inc., 433 Hackensack Avenue, Hackensack New Jersey 07601, with a copy to Goodwin Procter LLP, 599 Lexington Avenue, New York, New York, 10022, Attention: Joseph R. Siegelbaum, Esq., or to such other person or address as either party shall designate to the other from time to time in writing forwarded in like manner.

          15.3. SUCCESSORS AND ASSIGNS. Subject to compliance with the provisions of Section 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

          15.4. AMENDMENT. This Warrant may be modified or amended or the provisions of this Warrant waived with the written consent of the Company and the Holder.

          15.5. SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be modified to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

          15.6. HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant

          15.7. GOVERNING LAW. This Warrant and the transactions contemplated hereby shall be deemed to be consummated in the State of New York and shall be governed by and interpreted in accordance with the local laws of the State of New York without regard to the provisions thereof relating to conflict of laws. The Company hereby irrevocably consents to the exclusive jurisdiction of the State and Federal courts located in New York City, New York in connection with any action or proceeding arising out of or relating to this Warrant. In any such litigation the Company agrees that the service thereof may be made by certified or registered mail directed to the Company at its address set forth in
Section 15.2.

                            (SIGNATURE PAGE FOLLOWS)

          IN WITNESS WHEREOF, DOV Pharmaceutical, Inc. has caused this Warrant to be executed by its duly authorized officer and attested by its Secretary.


Dated: July 1, 2003


                                        DOV PHARMACEUTICAL, INC.


                                        By:
                                              ------------------------
                                              Name:
                                              Title:

Attest:


By:
   ----------------------------------
  Name:
  Title: Secretary


Agreed and Acknowledged:


----------------------------------
Holder:


By:
   ----------------------------------
  Name:
  Title:

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

The undersigned registered owner of this Warrant exercises this Warrant for the purchase of shares of Common Stock of DOV Pharmaceutical, Inc., and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to and whose address is ____________. [And, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.]


               (Name of Registered Owner)


               (Signature of Registered Owner)


               (Street Address)


               (State) (Zip Code)


NOTICE: The signature on this subscription must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant for the purchase of shares of DOV Pharmaceutical, Inc. hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of common Stock set forth below:

Name and Address of Assignee

No. of Shares of Common Stock

and does hereby irrevocably constitute and appoint _______________ attorney-in-fact to register such transfer on the books of the Company, maintained for the purpose, with full power of substitution in the premises.

Dated: Print Name:

Signature:

Witness:

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT C
                    FORM OF INVESTMENT REPRESENTATION LETTER

                        INVESTMENT REPRESENTATION LETTER

     In connection with the acquisition of [warrants (the "Warrants") to purchase ____ shares of common stock of DOV Pharmaceutical, Inc. (the "Company"), par value $0.0001 per share (the "Common Stock")][___shares of common stock of DOV Pharmaceutical, Inc. (the "Company"), par value $0.0001 per share (the "Common Stock") upon the exercise of warrants by ________], by _______________ (the "Holder") from _____________, the Holder hereby represents and warrants to the Company as follows:

     The Holder (i) is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"); and (ii) has the ability to bear the economic risks of such Holder's prospective investment, including a complete loss of Holder's investment in the Warrants and the shares of Common Stock issuable upon the exercise thereof (collectively, the "Securities"). The Holder, by acceptance of the Warrants, represents and warrants to the Company that the Warrants and all securities acquired upon any and all exercises of the Warrants are purchased for the Holder's own account for investment, and not with view to distribution of either the Warrants or any securities purchasable upon exercise thereof.

     The Holder acknowledges that (i) the Securities have not been registered under the Securities Act, (ii) the Securities are "restricted securities" and the certificate(s) representing the Securities shall bear the following legend, or a similar legend to the same effect, until (A) in the case of the shares of Common Stock underlying the Warrants, such shares shall have been registered for resale by the Holder under the Securities Act and effectively been disposed of in accordance with a registration statement that has been declared effective; or
(B) in the opinion of counsel for the Company such Securities may be sold without registration under the Securities Act or any applicable "Blue Sky" or state securities laws:

          "[NEITHER] THE SECURITIES REPRESENTED BY THIS CERTIFICATE [NOR THE SECURITIES INTO WHICH THEY ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ALL SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. [NEITHER] THE SECURITIES REPRESENTED HEREBY [NOR THE SECURITIES INTO WHICH THEY ARE EXERCISABLE] MAY [NOT] BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE,

     TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE SECURITIES ACT."

     IN WITNESS WHEREOF, the Holder has caused this Investment Representation Letter to be executed in its corporate name by its duly authorized officer this __ day of ____ 200_.

                                  [Name]

                                   By:
                                      ------------------------------
                                      Name:
                                      Title: